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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

                              THE HERTZ CORPORATION
             (Exact name of Registrant as specified in its charter)

      Delaware                      1-7541                     13-1938568
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(State or other                  (Commission                 (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

225 Brae Boulevard, Park Ridge, New Jersey       07656-0713
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(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (201) 307-2000

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         (Former name or former address, if changed since last report.)

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Item 5.      Other Events

      Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-109955), filed by The Hertz Corporation ("Hertz") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of March 16, 2001, between Hertz and The Bank of New York, as Trustee (the "Indenture"). On July 29, 2004, Hertz offered for sale $250,000,000 principal amount of Floating Rate Notes due August 5, 2008 (the "2008 Notes") and $250,000,000 aggregate principal amount of 6.9% Notes due August 15, 2014 (the "2014 Notes," together with the 2008 Notes, the "Notes"), to be issued under the Indenture. The exhibit filed herewith consists of the form of such Notes.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                                   EXHIBITS

                 (4)(a)            Form of Floating Rate Note due August 5, 2008
                 (4)(b)            Form of 6.9% Note due August 15, 2014

                                       2

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                   THE HERTZ CORPORATION
                                       (Registrant)

                                   By:        /s/ Richard J. Foti
                                       ______________________________________

                                                Richard J. Foti
                                       Staff Vice President and Controller
                                          (Principal Accounting Officer)

Date: August 5, 2004

                                       3

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                                  EXHIBIT INDEX

Exhibit No.         Description                                            Page
-----------         -----------                                            ----
  (4)(a)            Form of Floating Rate Note due August 5, 2008
  (4)(b)            Form of 6.9% Note due August 15, 2014